UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report  February 26, 2004

CAP ROCK ENERGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

TEXAS	0-32667	75-2794300
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S Employer Identification No.)

500 West Wall Street, Suite 400, Midland, Texas		79701
(Address of Principal Executive Offices)		(Zip Code)

(432) 683-5422
(Registrant’s Telephone Number, Including Area Code)

ITEM 5.                                                   OTHER EVENTS

On February 25, the Company issued a press release announcing a Rate Case Filing with the Public Utility Commission of Texas.   The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAP ROCK ENERGY CORPPORATION

	By:	/s/ Lee D. Atkins
February 26, 2004	Lee D. Atkins
Senior Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Cap Rock Energy Corporation, February 25, 2004